Exhibit 10.37

FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of October 23, 2003, is by and among Option Care, Inc., a Delaware corporation (“Option Care”) and its domestic subsidiaries party hereto (collectively with Option Care, the “Borrowers”), the Lenders party hereto and JPMorgan Chase Bank, as administrative and collateral agent (the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Credit and Security Agreement, dated as of March 29, 2002 (the “Credit Agreement”);

WHEREAS, the Borrowers have indicated that because of certain reserves and/or write-offs of uncollectible receivables reflected in the financial results of the Borrowers, the Borrowers will not be in compliance with the Fixed Charge Coverage Ratio covenant set forth in Section 9.02 of the Credit Agreement for the Fiscal Quarter ending September 30, 2003 and for any fiscal period thereafter which includes such Fiscal Quarter;

WHEREAS, the Borrowers have requested that the Agent and the Required Lenders agree to modify the definition of Fixed Charged Coverage Ratio set forth in Section 1.01 of the Credit Agreement;

WHEREAS, the Agent and the Required Lenders have agreed to modify Section 1.01 of the Credit Agreement on the terms and subject to the conditions provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Required Lenders and the Agent hereby agree as follows:

1.                                       Capitalized Terms.  Capitalized terms used herein shall have the meanings set forth in the Credit Agreement.

2.                                       Amendment to Definition of Fixed Charge Coverage Ratio.  The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following clause immediately after clause (b)(iii) of such definition:

“, provided, however, that for the Fiscal Quarter ending September 30, 2003 and for any fiscal period thereafter which includes such Fiscal Quarter, the Borrowers shall be permitted to add to the numerator of such ratio an amount equal to the lesser of (x) the actual amount of non-cash losses resulting from accounts receivable reserves and/or write-offs recognized by the Borrowers during such Fiscal Quarter with respect to certain uncollectible receivables of the Borrowers and (y) $7,000,000.”

3.                                       Waiver.  The Borrowers have informed the Agent that they wish to dissolve Home Care of Columbia, Inc. (“Home Care of Columbia”), a Missouri corporation and subsidiary of Option Care Enterprises, Inc., a Delaware corporation.  The Borrowers have represented to the Agent that Home Care of Columbia (i) no longer conducts business and (ii) does not own or hold any property or assets.  Based upon such representations, the Agent and the Required Lenders hereby waive the provisions of Sections 8.02 and 10.01(e)(3) to the extent necessary to permit the Borrowers to dissolve Home Care of Columbia.

4.                                       Effectiveness.  This Amendment shall be not deemed effective until the Agent receives duly executed copies of this Amendment from the Required Lenders and the Borrowers.

5.                                       Representations and Warranties; Events of Default.  Each Borrower hereby represents and warrants to the Agent and each Lender that to such Borrower’s knowledge:  (i) except as otherwise disclosed in the schedules attached to the Credit Agreement, all of the representations and warranties of the Borrowers set forth in the Credit Agreement are true and correct in all material respects with the same force and effect as if made on and as of the date of this Amendment; (ii) there exists no Default or Event of Default; and (iii) no material litigation proceedings or investigations relating to any of the Borrowers are pending.

6.                                       Miscellaneous.

(a)          The Credit Agreement, as amended by this Amendment, and each of the other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Facility Documents, nor constitute a waiver of any provision of the Facility Documents except as specifically set forth herein.

(b)         Each of the Borrowers hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Facility Documents represent the valid, enforceable and collectible obligations of each Borrower, and each Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any of the other Facility Documents.  Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens securing the Obligations, and such Liens are hereby ratified and confirmed by each Borrower in all respects.

(c)          THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to Credit and Security Agreement to be executed and delivered by their proper and duly authorized officers as of the date first above written.

BORROWERS

OPTION CARE, INC., a Delaware corporation,
OPTION CARE, INC., a California corporation
MANAGEMENT BY INFORMATION, INC.
OPTION CARE HOME HEALTH OF CALIFORNIA, INC.
OPTION CARE OF OKLAHOMA, INC.
OPTIONET, INC.
HOME HEALTH OF OPTION CARE, INC.
OPTION CARE ENTERPRISES, INC., a Delaware corporation
HOME CARE OF COLUMBIA, INC.
OPTION CARE HOSPICE, INC.
OPTION CARE ENTERPRISES, INC., a Pennsylvania corporation
OPTION CARE OF DENVER, INC.
OPTION HOME HEALTH, INC.
OPTIONMED, INC.
EXCEL HEALTHCARE, L.L.C.
REHAB OPTIONS, INC.
NORTH COUNTY HOME I.V., INC.
SPRINGVILLE PHARMACY INFUSION
THERAPY, INC.
INFUSION SPECIALTIES, INC.
OPTION CARE OF NEW YORK, INC.
OPTION CARE ENTERPRISES OF NEW YORK, INC.

By:

Name:	Richard M. Smith
Title:	President and Chief Operating Officer

By:

Name:	Joseph P. Bonaccorsi
Title:	Secretary

OPTION CARE HOME HEALTH, L.L.C.

By:

Name:	Richard M. Smith
Title:	President and Chief Operating Officer

By:

Name:	Joseph P. Bonaccorsi
Title:	Secretary

By Option Care Enterprises, Inc., a member

By:

Name:	Richard M. Smith
Title:	President and Chief Operating Officer

By:

Name:	Joseph P. Bonaccorsi
Title:	Secretary

CLINICAL RESOURCE NETWORK, INC.

By:

Name:	Gail Adinamis
Title:	President

By:

Name:	Joseph Bonaccorsi
Title:	Secretary

AGENT AND LENDER:

JPMORGAN CHASE BANK, in its capacities as Administrative and Collateral Agent and Lender

By:

Name:

Title:

ADDITIONAL LENDERS:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name:

Title:

WEBSTER BANK

By:

Name:

Title: